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Today’s presentations may include forward-looking statements. These statements represent the Company’s beliefs regarding future events that, by their nature, are uncertain and outside of the Company’s control. The Company’s actual results and financial condition may differ, possibly materially, from what is indicated in these forward-looking statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 under “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” Safe Harbor Statement

2 + About us

2 + 2 + The Fauquier Bank seeks Excellence through an Engaged and Empowered Team, building valued Relationships with our Customers and Community Excellence Relationships Empowerment Engagement Teamwork

2 + Serving Northern Virginia since 1902 HQ Located in Warrenton, Virginia 11 Branches Senior Management Team NASDAQ: FBSS Marc J. Bogan - President & CEO Fauquier Bankshares, Inc. & The Fauquier Bank Christine E. Headly - Executive Vice President & Chief Financial Officer Fauquier Bankshares, Inc. & The Fauquier Bank Allison J. Dodson - Corporate Secretary Fauquier Bankshares, Inc. Senior Vice President, Director of Human Resources The Fauquier Bank Chip S. Register - Senior Vice President, Chief Information Officer & Chief Administrative Officer The Fauquier Bank Edna T. Brannan – Assistant Corporate Secretary Fauquier Bankshares, Inc. Senior Vice President, Chief Credit Officer The Fauquier Bank James E. Spedden, Jr. - Senior Vice President, Director of Commercial & Mortgage Banking The Fauquier Bank Patrick H. Heijmen – Senior Vice President, Director of Wealth Management Services The Fauquier Bank Sally C. Marks - Senior Vice President, Director of Trust Services The Fauquier Bank Tammy P. Frazier, CPA – Senior Vice President, Controller The Fauquier Bank Abbie G. Ford - Vice President, Director of Retail Banking The Fauquier Bank David W. Hauck - Vice President, Loan Support Manager The Fauquier Bank William A. Hoffman - Vice President, Director of Deposit & Technology Operations The Fauquier Bank

Northern Virginia Marketplace CNBC’s America’s Top States for Business in 2019 Virginia ranked 1st in Overall Ranking 1st in Workforce & Education 3rd in Business Friendliness VIRGINIA WASHINGTON, D.C. MARYLAND FAUQUIER COUNTY PRINCE WILLIAM COUNTY The Plains New Baltimore View Tree Main Office / HQ Catlett Bealeton Bristow Gainesville Haymarket Sudley Road Centreville Road 47 MILES FROM TFB HQ TO WASHINGTON, D.C.

Financials

2 + Title Financial Snapshot 8

Title Financial Performance 9 * Adjusted based on net deferred tax revaluation

Title Income Analysis 10 * Adjusted to show assets in transition due to conversion

Title Loan Portfolio As of June 30, 2019 Total Loans $ 544 MM Weighted Average Loan Yields 2016 4.42% 11 2017 4.49% 2018 4.69 % H1 2019 4.86%

Title Deposit Portfolio As of June 30, 2019 Deposit Characteristics Total Core Deposits as % of Total Total Deposits $ 607 MM 84.68% 12 Weighted Average Deposit Rates 2016 0.30% 2017 0.36% 2018 0.54% H1 2019 0.76%

Title Source: FDIC – Deposit Market Share Report Data as of June 30, 2018. Only top ten banks shown. BB&T 17 1,441,653 18.57 % Wells Fargo 12 1,143,704 14.73% Bank of America 10 922,474 11.88% SunTrust Bank 11 878,384 11.31% Capital One 9 655,423 8.44% 11 566,145 7.29% United Bank 7 498,768 6.42% TD Bank 4 339,869 4.38% PNC Bank 10 295,455 3.81% Union Bank & Trust 2 186,321 2.40% Financial Institution Number of Branches Total Deposits ($000) Market Share Market: Fauquier County, Prince William County, and Manassas City Deposit Market Share As of June 30, 2018 13

Sample 1 EXCELLENCE • ENGAGEMENT • EMPOWERMENT • TEAM WORK • RELATIONSHIPS GROW BALANCE SHEET Take advantage of existing and new opportunities REDUCE EXPENSES Improve profitability by improving efficiencies IMPROVE PERFORMANCE Develop high performance mentality by using key metrics to compare to peers FOCUS ON EMPLOYEES Develop programs and initiatives to invest in employees REWARD SHAREHOLDERS Shareholders are the beneficiaries TAKE CARE OF CUSTOMERS Provide environment and resources for building relationships Strategy 14

Customer First New Products Private Banking for High Net Worth Clients Relationship Product Online Lending Platform First Time Home Buyer Products Digital Banking Focus Upgraded app with mobile deposit Zelle Card & Fraud management 15

2 + Title Wealth Management Services Brokerage Assets over $126 MM Wealth Management Assets over $446 MM $41 MM of New Business in 2019 Experience – Over 100 years of collective experience Access- Deep roots in our communities with accessibility that fits our clients needs Resources – Tools and advice to help customers Fiduciary Promise – Working with our clients’ best interest in mind 16

2 + Title Strategic Tactics Creating Efficiencies Investing In Building Sustainable Earnings Lines of Business Technology Prince William County Training & Development 17

2 + Contact information Marc J. Bogan President & Chief Executive Officer marc.bogan@tfb.bank Christine E. Headly Executive Vice President & Chief Financial Officer chris.headly@tfb.bank Tammy P. Frazier, CPA Senior Vice President & Controller tammy.frazier@tfb.bank www.tfb.bank

Title THANK YOU

Title Photo Attributions “Warrenton Courthouse at Christmas”, “Main Street Snow”, “Afterglow”, “Ranch Road”, “Gold Cup over Water”, & “Sunset and Main” by Edward Payne- Pages 1, 4, 7, 17 https://www.edwardpaynephoto.com/ “Center Street, Old Town Manassas” by Jon Cornwell is licensed under CC BY 2.0 - Page 17 2 + Appendix